SECURITIES
                             AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        April 16, 2007
                                                  -----------------------------


                     INTERNATIONAL FLAVORS & FRAGRANCES INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     New York                        1-4858                     13-1432060
-------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
  of Incorporation)                  File Number)            Identification No.)


521 West 57th Street, New York, New York                          10019
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code          (212) 765-5500
                                                    ---------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9. Regulation FD Disclosure

Effective January 1, 2007, International Flavors & Fragrances Inc. (the "Company" or "IFF") was reorganized into two business segments that reflect its Flavor and Fragrance businesses. This reorganization allows IFF to sharpen its focus on these businesses to drive future profitable growth. Separate individuals in the newly created positions of Group Presidents will oversee these business segments and report directly to the Chief Executive Officer ("CEO"). The Company's CEO evaluates the performance of each business segment based on segment profit.

Flavor and Fragrance business segments will maintain a regional structure for sales, marketing and creative development. Certain research and development ("R&D") activities will also be maintained regionally with each business segment focused on its long term strategic objectives. The Company will continue to leverage operating and creative efficiencies achieved through a centralized support structure. Global marketing, supply chain management, corporate R&D, human resources, finance and legal will continue to report to the CEO.

Global expenses represent corporate and headquarters-related expenses which include legal, finance, human resource and other administrative expenses which were not allocable to the segments.

In anticipation of earnings announcements for 2007, the following information is being furnished as a result of the reorganization of the geographic regions into two business segments, flavors and fragrances, under which the Company operates:


     1. Unaudited as-adjusted quarterly segment information for the three months ended March 31, 2006 and 2005.

     2. Unaudited as-adjusted quarterly segment information for the three and six months ended June 30, 2006 and 2005.

     3. Unaudited as-adjusted quarterly segment information for the three and nine months ended September 30, 2006 and 2005.

     4. Unaudited as-adjusted segment information as of and for the three and twelve months ended December 31, 2006 and 2005.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

   99.1 Unaudited as-adjusted quarterly segment information for the three months ended March 31, 2006 and 2005.

   99.2 Unaudited as-adjusted quarterly segment information for the three and six months ended June 30, 2006 and 2005.

   99.3 Unaudited as-adjusted quarterly segment information for the three and nine months ended September 30, 2006 and 2005.

   99.4 Unaudited as-adjusted segment information as of and for the three and twelve months ended December 31, 2006 and 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INTERNATIONAL FLAVORS & FRAGRANCES INC.


Dated:  April 17, 2007            By:    /s/  Douglas J. Wetmore
                                       ------------------------------------
                                  Name:       Douglas J. Wetmore
                                  Title:      Senior Vice President,
                                              Chief Financial Officer

                                    EXHIBITS

    No.   Description
   ----   ------------

   99.1 Unaudited as-adjusted quarterly segment information for the three months ended March 31, 2006 and 2005.

   99.2 Unaudited as-adjusted quarterly segment information for the three and six months ended June 30, 2006 and 2005.

   99.3 Unaudited as-adjusted quarterly segment information for the three and nine months ended September 30, 2006 and 2005.

   99.4 Unaudited as-adjusted segment information as of and for the three and twelve months ended December 31, 2006 and 2005.

Exhibits


                     International Flavors & Fragrances Inc.
                    2006 & 2005 Business Segment Information
                                   (Unaudited)


EXHIBIT 99.1
------------

                                                                 Three Months Ended March 31, 2006
                                                --------------------------------------------------------------------
                                                                                        Global
(Dollars in thousands)                                 Flavor         Fragrance         Expenses       Consolidated
--------------------------------------------------------------------------------------------------------------------
Net sales                                              $219,510        $ 291,922       $       -         $ 511,432
                                                ====================================================================

Segment profit                                         $ 38,103         $ 51,604       $ (7,993)         $  81,714
Restructuring and other charges                            (652)              23            (32)              (661)
                                                --------------------------------------------------------------------
Operating profit                                       $ 37,451         $ 51,627       $ (8,025)            81,053
                                                ================================================

Interest expense                                                                                            (5,373)
Other income (expense), net                                                                                   (439)
                                                                                                --------------------
Income before taxes on income                                                                            $  75,241
                                                                                                ====================

                                                                 Three Months Ended March 31, 2005
                                                --------------------------------------------------------------------
                                                                                       Global
(Dollars in thousands)                                 Flavor         Fragrance        Expenses       Consolidated
--------------------------------------------------------------------------------------------------------------------
Net sales                                              $219,188        $ 303,864       $      -          $ 523,052
                                                ====================================================================

Segment profit                                         $ 30,911         $ 56,186       $ (5,707)         $  81,390
Restructuring and other charges                               -                -              -                  -
                                                -------------------------------------------------------------------
Operating profit                                       $ 30,911         $ 56,187       $ (5,707)            81,390
                                                ================================================

Interest expense                                                                                            (5,576)
Other income (expense), net                                                                                    556
                                                                                                --------------------
Income before taxes on income                                                                            $  76,370
                                                                                                ===================

Exhibits
                     International Flavors & Fragrances Inc.
                    2006 & 2005 Business Segment Information
                                   (Unaudited)

EXHIBIT 99.2
------------

                                                                 Three Months Ended June 30, 2006
                                                --------------------------------------------------------------------
                                                                                       Global
(Dollars in thousands)                                Flavor         Fragrance        Expenses       Consolidated
--------------------------------------------------------------------------------------------------------------------
Net sales                                             $ 226,920        $ 303,585       $      -          $ 530,505
                                                ====================================================================

Segment profit                                         $ 38,438         $ 58,794       $ (6,599)         $  90,633
Restructuring and other charges                           1,625             (897)          (424)               304
                                                --------------------------------------------------------------------
Operating profit                                       $ 40,063         $ 57,897       $ (7,023)            90,937
                                                ================================================

Interest expense                                                                                            (6,300)
Other income (expense), net                                                                                    286
                                                                                                --------------------
Income before taxes on income                                                                            $  84,923
                                                                                                ====================


                                                                 Three Months Ended June 30, 2005
                                                --------------------------------------------------------------------
                                                                                       Global
(Dollars in thousands)                                Flavor         Fragrance        Expenses       Consolidated
--------------------------------------------------------------------------------------------------------------------
Net sales                                             $ 219,698        $ 295,880       $      -          $ 515,578
                                                ====================================================================

Segment profit                                         $ 33,331         $ 56,703       $ (4,534)         $  85,500
Restructuring and other charges                               -                -              -                  -
                                                --------------------------------------------------------------------
Operating profit                                       $ 33,331         $ 56,703       $ (4,534)            85,500
                                                ================================================

Interest expense                                                                                            (6,062)
Other income (expense), net                                                                                  2,558
                                                                                                --------------------
Income before taxes on income                                                                            $  81,996
                                                                                                ====================

Exhibits

                     International Flavors & Fragrances Inc.
                    2006 & 2005 Business Segment Information
                                   (Unaudited)
EXHIBIT 99.2
------------

                                                                 Six Months Ended June 30, 2006
                                               -------------------------------------------------------------------
                                                                                      Global
(Dollars in thousands)                               Flavor         Fragrance        Expenses       Consolidated
------------------------------------------------------------------------------------------------------------------
Net sales                                           $ 446,430         $ 595,507       $       -        $ 1,041,937
                                               ===================================================================

Segment profit                                       $ 76,541         $ 110,398       $ (14,592)       $   172,347
Restructuring and other charges                           973              (874)           (456)              (357)
                                               -------------------------------------------------------------------
Operating profit                                     $ 77,514         $ 109,524       $ (15,048)           171,990
                                               ================================================

Interest expense                                                                                          (11,673)
Other income (expense), net                                                                                  (153)
                                                                                               -------------------
Income before taxes on income                                                                          $  160,164
                                                                                               ===================

                                                                 Six Months Ended June 30, 2005
                                               -------------------------------------------------------------------
                                                                                      Global
(Dollars in thousands)                               Flavor         Fragrance        Expenses       Consolidated
------------------------------------------------------------------------------------------------------------------
Net sales                                           $ 438,886         $ 599,744       $      -         $ 1,038,630
                                               ===================================================================

Segment profit                                       $ 64,242         $ 112,889       $ (10,241)       $  166,890
Restructuring and other charges                             -                 -              -                  -
                                               ------------------------------------------------------------------
Operating profit                                     $ 64,242         $ 112,889       $ (10,241)          166,890
                                               ================================================

Interest expense                                                                                          (11,638)
Other income (expense), net                                                                                 3,114
                                                                                               -------------------
Income before taxes on income                                                                          $  158,366
                                                                                               ===================

Exhibits

                     International Flavors & Fragrances Inc.
                    2006 & 2005 Business Segment Information
                                   (Unaudited)

EXHIBIT 99.3
------------

                                                               Three Months Ended September 30, 2006
                                                --------------------------------------------------------------------
                                                                                       Global
(Dollars in thousands)                                Flavor         Fragrance        Expenses       Consolidated
--------------------------------------------------------------------------------------------------------------------
Net sales                                             $ 229,734        $ 309,401       $      -         $ 539,135
                                                ====================================================================

Segment profit                                         $ 44,080         $ 56,486       $ (9,856)        $  90,710
Restructuring and other charges                             553             (824)           (45)              (316)
                                                --------------------------------------------------------------------
Operating profit                                       $ 44,633         $ 55,662       $ (9,901)            90,394
                                                ================================================

Interest expense                                                                                            (6,475)
Other income (expense), net                                                                                  6,783
                                                                                                --------------------
Income before taxes on income                                                                           $   90,702
                                                                                                ====================

                                                               Three Months Ended September 30, 2005
                                                --------------------------------------------------------------------
                                                                                      Global
(Dollars in thousands)                                Flavor         Fragrance        Expenses       Consolidated
--------------------------------------------------------------------------------------------------------------------
Net sales                                             $ 216,789        $ 276,329       $      -         $  493,118
                                                ====================================================================

Segment profit                                         $ 34,005         $ 43,651       $ (5,691)        $   71,965
Restructuring and other charges                               -                -              -                  -
                                                --------------------------------------------------------------------
Operating profit                                       $ 34,005         $ 43,651       $ (5,691)            71,965
                                                ================================================

Interest expense                                                                                            (6,566)
Other income (expense), net                                                                                    854
                                                                                                --------------------
Income before taxes on income                                                                           $   66,253
                                                                                                ====================

Exhibits

                     International Flavors & Fragrances Inc.
                    2006 & 2005 Business Segment Information
                                   (Unaudited)

EXHIBIT 99.3
------------

                                                               Nine Months Ended September 30, 2006
                                                --------------------------------------------------------------------
                                                                                       Global
(Dollars in thousands)                                Flavor         Fragrance        Expenses       Consolidated
--------------------------------------------------------------------------------------------------------------------
Net sales                                             $ 676,164        $ 904,908      $       -        $ 1,581,072
                                                ====================================================================

Segment profit                                        $ 120,621        $ 166,884      $ (24,448)       $   263,057
Restructuring and other charges                           1,526           (1,698)          (501)              (673)
                                                --------------------------------------------------------------------
Operating profit                                      $ 122,147        $ 165,186      $ (24,949)           262,384
                                                ================================================

Interest expense                                                                                           (18,148)
Other income (expense), net                                                                                  6,630
                                                                                                --------------------
Income before taxes on income                                                                          $   250,866
                                                                                                ====================

                                                               Nine Months Ended September 30, 2005
                                                --------------------------------------------------------------------
                                                                                       Global
(Dollars in thousands)                                Flavor         Fragrance        Expenses       Consolidated
--------------------------------------------------------------------------------------------------------------------
Net sales                                             $ 655,675        $ 876,073      $       -        $ 1,531,748
                                                ====================================================================

Segment profit                                         $ 98,247        $ 156,540      $ (15,932)       $   238,855
Restructuring and other charges                               -                -              -                  -
                                                -------------------------------------------------------------------
Operating profit                                       $ 98,247        $ 156,540      $ (15,932)           238,855
                                                ================================================

Interest expense                                                                                           (18,204)
Other income (expense), net                                                                                  3,968
                                                                                                --------------------
Income before taxes on income                                                                          $   224,619
                                                                                                ====================

Exhibits

                     International Flavors & Fragrances Inc.
                    2006 & 2005 Business Segment Information
                                   (Unaudited)
EXHIBIT 99.4
------------

                                                               Three Months Ended December 31, 2006
                                                --------------------------------------------------------------------
                                                                                       Global
(Dollars in thousands)                                 Flavor         Fragrance        Expenses       Consolidated
--------------------------------------------------------------------------------------------------------------------
Net sales                                             $ 218,611        $ 295,707       $      -         $  514,318
                                                ====================================================================

Segment profit                                         $ 32,015         $ 47,995       $(11,394)        $   68,616
Restructuring and other charges                          (1,063)            (941)            (3)            (2,007)
                                                --------------------------------------------------------------------
Operating profit                                       $ 30,952         $ 47,054       $(11,397)            66,609
                                                ================================================

Interest expense                                                                                            (7,401)
Other income (expense), net                                                                                  3,208
                                                                                                --------------------
Income before taxes on income                                                                           $   62,416
                                                                                                ====================

                                                               Three Months Ended December 31, 2005
                                                --------------------------------------------------------------------
                                                                                       Global
(Dollars in thousands)                                Flavor         Fragrance        Expenses       Consolidated
--------------------------------------------------------------------------------------------------------------------
Net sales                                             $ 202,049        $ 259,596       $      -         $  461,645
                                                ====================================================================

Segment profit                                         $ 15,837         $ 39,829       $ (4,326)        $   51,340
Restructuring and other charges                          (6,293)          (9,617)        (7,409)           (23,319)
                                                --------------------------------------------------------------------
Operating profit                                        $ 9,544         $ 30,212       $(11,735)            28,021
                                                ================================================

Interest expense                                                                                            (5,752)
Other income (expense), net                                                                                   (700)
                                                                                                --------------------
Income before taxes on income                                                                           $   21,569
                                                                                                ====================

Exhibits

                     International Flavors & Fragrances Inc.
                    2006 & 2005 Business Segment Information
                                   (Unaudited)

EXHIBIT 99.4
------------

                                                                 For the Year Ended December 31, 2006
                                                -----------------------------------------------------------------------
                                                                                         Global
(Dollars in thousands)                                 Flavor          Fragrance         Expenses        Consolidated
-----------------------------------------------------------------------------------------------------------------------
Net sales                                              $ 894,775       $ 1,200,615     $       -       $ 2,095,390
                                                =======================================================================

Segment profit                                         $ 152,636         $ 214,879     $ (35,842)      $   331,673
Restructuring and other charges                              463            (2,639)         (504)           (2,680)
                                                -----------------------------------------------------------------------
Operating profit                                       $ 153,099         $ 212,240     $ (36,346)          328,993
                                                ===================================================

Interest expense                                                                                           (25,549)
Other income (expense), net                                                                                  9,838
                                                                                                   --------------------
Income before taxes on income                                                                          $   313,282
                                                                                                   ====================


Segment assets                                         $ 972,814       $ 1,244,680       $ 261,410     $ 2,478,904
                                                =======================================================================

Goodwill                                                 319,479           346,103               -         665,582
Intangible assets, net                                    53,442            26,692               -          80,134
Depreciation and amortization                             35,785            52,652           1,296          89,733
Capital expenditures                                      19,175            34,689           4,418          58,282

                                                                For the Year Ended December 31, 2005
                                                ----------------------------------------------------------------------
                                                                                        Global
(Dollars in thousands)                                 Flavor         Fragrance        Expenses        Consolidated
----------------------------------------------------------------------------------------------------------------------
Net sales                                              $ 857,724      $ 1,135,669       $      -       $ 1,993,393
                                                ======================================================================

Segment profit                                         $ 114,084        $ 196,369       $ (20,258)     $   290,195
Restructuring and other charges                           (6,293)          (9,617)         (7,409)         (23,319)
                                                ----------------------------------------------------------------------
Operating profit                                       $ 107,791        $ 186,752       $ (27,667)         266,876
                                                ==================================================

Interest expense                                                                                           (23,956)
Other income (expense), net                                                                                  3,268
                                                                                                  --------------------
Income before taxes on income                                                                          $   246,188
                                                                                                  ====================

Segment assets                                         $ 998,951      $ 1,299,221       $ 340,024      $ 2,638,196
                                                ======================================================================

Goodwill                                                 319,479          346,103               -          665,582
Intangible assets, net                                    72,066           35,003               -          107,069
Depreciation and amortization                             36,748           54,146           1,034           91,928
Capital expenditures                                      27,820           58,566           7,047           93,433